UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey	07446
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADMA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

ADMA Biologics, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on June 21, 2022.  At the Annual Meeting, the stockholders of the Company approved the ADMA Biologics, Inc. 2022 Equity Compensation Plan (the “2022 Equity Plan”).

The description of the 2022 Equity Plan set forth in the Company’s definitive proxy statement, dated April 28, 2022 (the “Proxy Statement”), section entitled “The 2022 Equity Plan Proposal” beginning on page 29 of the Proxy Statement is incorporated herein by reference. A copy of the full text of the 2022 Equity Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.
The election of two (2) Class III directors to serve until the Company’s 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their successors shall have been duly elected and qualified;

2.	The approval of the 2022 Equity Plan;

3.	The approval of the compensation of the Company’s named executive officers, on an advisory basis; and

4.	The ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

At the close of business on April 25, 2022, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 196,091,777 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The holders of 140,309,294 shares of the Company’s common stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, (i) the two Class III directors were elected, (ii) the 2022 Equity Plan was approved, (iii) the compensation of the Company’s named executive officers, on an advisory basis, was approved, and (iv) the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified.

Proposal No. 1 — Election of the Class III Directors

The vote with respect to the election of each of the directors was as follows:

Nominees	For	Withheld	Broker Non-Votes
Jerrold B. Grossman D.P.S.	97,657,992	3,694,868	38,956,434
Lawrence P. Guiheen	96,486,906	4,865,954	38,956,434

Proposal No. 2 — Approval of the 2022 Equity Plan

The vote with respect to the approval of the 2022 Equity Plan was as follows:

For	Against	Abstain	Broker Non-Votes
94,008,724	6,146,254	1,197,882	38,956,434

Proposal No. 3 — Approval of the Say-on-Pay Proposal

The vote with respect to the approval of the Company’s named executive officers, on an advisory basis, was as follows:

For	Against	Abstain	Broker Non-Votes
94,938,796	5,332,324	1,081,740	38,956,434

Proposal No. 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was as follows:

For	Against	Abstain
138,610,710	1,517,616	180,968

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	ADMA Biologics, Inc. 2022 Equity Compensation Plan
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 21, 2022	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Executive Vice President and Chief Financial Officer